UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 24, 2006
                Date of Report (date of Earliest Event Reported)

                         Teletouch Communications, Inc.
               (Exact Name of Company as Specified in its Charter)

            DELAWARE                      001-13436                 75-2556090
 (State or Other Jurisdiction of    (Commission File No.)       (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                  5718 Airport Freeway, Fort Worth, Texas 76117
              (Address of principal executive offices and zip code)


                                 (800) 232-3888
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets

         Item 3.01 Notice of Delisting of Failure to Satisfy of a Continued Listing Rule or Standard; Transfer of Listing

         On October 24, 2006, the AMEX Listing Qualifications staff notified Teletouch Communications Inc. (the "Company") that as a result of its inability to file Quarterly Report on Form 10-Q for the period ended August 31, 2006, the Company was no longer in compliance with Sections 134 and 1101 of the AMEX Company Guide requiring currency in public reporting of the AMEX listed issuers.

         The AMEX staff invited the Company to submit a plan of compliance addressing the continued listing deficiency by no later than October 31, 2006. The Company plans to make a timely submission to the AMEX staff in which it will outline the timeframe within which the Company intends to cure the listing deficiency and to regain its compliance with the AMEX continued listing requirements. In the event the AMEX staff accepts the Company's plan for compliance, the Company's stock will continue trading on the AMEX for the duration of the compliance period. Otherwise, the AMEX staff has indicated that it will initiate delisting proceedings. There is no assurance that the AMEX staff will accept the Company's plan of compliance or that, even if such plan is accepted, the Company will be able to implement the plan within the prescribed timeframe.

         The Company may appeal a staff determination to initiate such proceedings and seek a hearing before an AMEX panel. The time and place of such a hearing will be determined by the Panel. If the Panel does not grant the relief sought by the Company, its securities could be de-listed from the exchange. In the event that the Company's securities are delisted from AMEX, the Company will seek to cause them be quoted Over-The-Counter in the Pink Sheets, which provides electronic quotation information.

         Within five days of the AMEX listing deficiency notification, the Company's stock trading symbol will become subject to an additional indicator ".BC.LF" to denote its noncompliance. While the trading symbol itself will remain unchanged, the symbol will bear this additional indicator until the Company regains its compliance with the AMEX continued listing requirements.

Section 8 - Other Events

         Item 8.01    Other Events

         On October 25, 2006, the Company issued its press release announcing late filing of its Quarterly Report on Form 10-Q for the period ended August 31, 2006 as well as receipt of the AMEX notice described in Item 3.01 above, a copy of which press release is attached hereto as an exhibit.

Section 9 - Financial Statements and Exhibits

         Item 9.           Financial Statements and Exhibits

         (c)      Exhibits

         99.1     Press Release dated October  25, 2006.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2006               By: /s/  Thomas A. Hyde, Jr.
                                              ----------------------------------
                                              Name: Thomas A. Hyde, Jr.
                                              Title: Chief Executive Officer